Exhibit 99.1

ENSCO

Go Beyond

Fleet Status Report

16 July 2015

Ensco Accepts Delivery of New Ultra-Deepwater Drillship

Earlier this month, Ensco accepted delivery of ENSCO DS-8 from a shipyard in South Korea. ENSCO DS-8 is currently mobilizing to Angola, where it is scheduled to commence its initial five-year contract in 4Q15 following customer acceptance testing.

ENSCO DS-8

PLEASE NOTE: Going forward, Ensco plans to issue Fleet Status Reports on a quarterly basis. As a result, the next Fleet Status Report is expected to be released in October 2015.

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	High 480s	U.S. Gulf of Mexico	Jun. 16	Zero rate for approx. 19 days in 2Q15. Plus cost adjustments
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Low 560s	U.S. Gulf of Mexico	Aug. 15
Zero rate for approx. 12 days in 2Q15. As disclosed in 30 Mar. 2015 Form 8-K filing, customer has delivered notice of early termination and is required to make a lump sum payment shortly after projected termination date of Aug. 2015. Plus cost adjustments

ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Eni	Low 300s	U.S. Gulf of Mexico	Nov. 15	Zero rate for approx. 61 days in 2Q15. Plus cost adjustments
ENSCO 8501	Semisubmersible DP	8500/10000	-----Cold Stacked		U.S. Gulf of Mexico
ENSCO 8502	Semisubmersible DP	8500/10000	-----Cold Stacked		U.S. Gulf of Mexico
ENSCO 8503	Semisubmersible DP	8500/10000	Stone Energy	Low 340s	U.S. Gulf of Mexico	Jul. 17	Planned upgrade and inspection for approx. 60 days in 3Q/4Q15
ENSCO 8505	Semisubmersible DP	8500/10000	Available		U.S. Gulf of Mexico
ENSCO 8506	Semisubmersible DP	8500/10000	Anadarko	Low 540s	U.S. Gulf of Mexico	Aug. 15	Plus cost adjustments. Rig to perform plug and abandon work mid Jul. 15 to mid Aug. 15, mid 210s

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Brazil
ENSCO 6001	Semisubmersible - DP Megathyst	5600	Petrobras	Low 350s	Brazil	Jun. 18	Zero rate for approx. 7 days in 2Q15. Plus approx. $20,000 per day amortized through Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5600	Petrobras	Low 350s	Brazil	Ju1. 18
Mid 160s average rate during planned shipyard upgrade for approx. 40 days in 2Q15 and approx. 46 days in 3Q15. Plus approx. $23,000 per day amortized Aug. 15 to Jul. 18 for capital upgrades. Plus cost adjustments

ENSCO 6003	Semisubmersible - DP Megathyst	5600	Petrobras	Low 310s	Brazil	Jan. 17	Zero rate for approx. 14 days in 2Q15. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Megathyst	5600	Petrobras	Low 310s	Brazil	Oct. 16	Eligible for bonus opportunity up to 15%, plus cost adjustments

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Europe & Mediterranean
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Mellitah	High 290s	Mediterranean	Jan. 17	Zero rate for approx. 5 days in 2Q15 and approx. 5 days in 3Q15. Plus approx. $30,000 per day for mobilization and reimbursable upgrades amortized through Jan. 17

Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	-----Mobilizing/Cold Stacking Preparations	-----	-----	-----	Mobilizing to Spain for cold stacking preparations
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	High 540s	Angola	Feb. 18
Customer has delivered notice to place rig on special standby rate of mid 380s beginning late Sep. 15. Zero rate for approx. 7 days in 2Q15. Plus approx. $102,000 per day amortized through Feb. 18 for special day rate ahead of mobilization, upgrade costs and reimbursable mobilization expenses. Plus cost adjustments and two 1-year options at mutually agreed rates

ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	TOTAL	Mid 580s	Angola	Nov. 17	-----. Plus periodic rate increases and approx. $28,000 per day amortized through Nov. 16 for mobilization
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Delivered/ Mobilizing/Contracted		-----	4Q20
Mobilizing for customer acceptance testing in advance of contract commencement.  Contracted to Total in Angola from 4Q15 to 4Q20, initially low 600s. Plus periodic rate increases resulting in high 630s average rate over drilling program. Plus approx. $15,000 per day amortized over primary contract term for capital upgrades. Plus mob fee of approx. $26 million to be amortized over primary contract term. Plus one 1-year priced option

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Available		Malaysia
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	7000/7500	INPEX	Mid 470s	Australia	May 18	Plus approx. $206,000 per day amortized through May 18 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Available		Singapore
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Integration Testing		-----Thailand	-----	Undergoing integration testing. See press release issued 16 Jul. 2015 for additional details regarding ConocoPhillips' notification to terminate contract for their convenience

Under Construction
ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	1Q17	Scheduled delivery deferred by 18 months

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
North & South America (excluding Brazil)
U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	High 110s	Gulf of Mexico	Oct. 15	Planned inspection and maintenance for approx. 28 days in 3Q15. Day rate does not include certain extra reimbursable costs
ENSCO 75	MLT Super 116-C	400	Talos	Private	Gulf of Mexico	Jul. 15
ENSCO 81	MLT 116-C	350	Cold Stacked		Gulf of Mexico
ENSCO 82	MLT 116-C	300	Cold Stacked		Gulf of Mexico
ENSCO 86	MLT 82 SD-C	250	Available		Gulf of Mexico
ENSCO 87	MLT 116-C	350	-----Castex	Mid 70s	Gulf of Mexico	Sep. 15	-----
ENSCO 99	MLT 82 SD-C	250	Cold Stacked		Gulf of Mexico

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	Available		UK
ENSCO 71	Hitachi K1032N	225	-----Available	-----	Denmark	Jul. 18	-----. Expect to work in Denmark mid Jul. 15 to mid Jul. 18
ENSCO 72	Hitachi K1025N	225	Maersk	Low 170s	Denmark	Sep. 18	-----. Expect to work in Denmark Sep. 15 to Sep. 18
ENSCO 80	MLT 116-CE	225	GDF	Mid 140s	UK	Apr. 17	Plus cost adjustments and unpriced option
ENSCO 92	MLT 116-C	225	ConocoPhillips	Low 110s	UK	Aug. 18	Special workover rate Apr. 15 to Jan. 16, low 110s. Then rate to be mutually agreed annually thereafter Jan. 16 to Aug. 18
ENSCO 100	MLT 150-88-C	350	-----Premier	Mid 180s	UK	Jun. 18	Inspection for 42 days in 2Q15 -----
ENSCO 101	KFELS MOD V-A	400	BP	High 210s	UK	Jun. 16	Rate decreases to low 150s, mid Dec. 15 to mid Jun. 16. Plus one 6-month priced option and one 6-month unpriced option
ENSCO 102	KFELS MOD V-A	400	-----Available	-----	UK	-----	-----
ENSCO 120	ENSCO 120 Series	400	Nexen	Mid 230s	UK	May 16	Zero rate for approx. 12 days in 2Q15. Plus approx. $13,000 per day for mobilization amortized through Nov. 15. Plus cost adjustments and eleven 1-well options
ENSCO 121	ENSCO 120 Series	400	Wintershall	Low 230s	UK	Jun. 16	Plus approx. $11,000 per day for mobilization amortized through Jun. 16. Plus one 1-year unpriced option
ENSCO 122	ENSCO 120 Series	400	NAM	Low 230s	Netherlands	Nov. 16	Plus approx. $14,000 per day for mobilization amortized through Nov. 16. Plus cost adjustments and two 1-year unpriced options

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Middle East
ENSCO 53	F&G L-780 Mod II-C	300	NDC	Low 100s	UAE	Feb. 16	Plus two 1-year unpriced options
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Low 90s/Mid 110s	Saudi Arabia	Sep. 17
Revised operating rate Apr. 15 to Jan. 16, low 90s. Then mid 110s Jan. 16 to Sep. 17. Plus approx. $39,000 per day for upgrade costs and mobilization amortized through Sep. 17. Plus one 1-year priced option

ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Mid 120s	Saudi Arabia	Dec. 18	Revised operating rate Apr. 15 to Jan. 16, mid 120s. Rate increases Jan. 16 to low 170s
ENSCO 84	MLT 82 SD-C	250	Shipyard/ Saudi Aramco	High 60s/Mid 70s	Saudi Arabia	Mar. 19	Inspection for 50 days in 2Q15 and approx. 18 days in 3Q15. Revised operating rate Apr. 15 to Jan. 16, high 60s. Then mid 70s Jan. 16 to Mar. 16. Rate increases Mar. 16 to mid 120s
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Mid 80s/Low 100s	Saudi Arabia	Nov. 16	Revised operating rate Apr. 15 to Jan. 16, mid 80s. Then low 100s Jan. 16 to Nov. 16. Plus one 1-year priced option
ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Cold Stacked		Bahrain
ENSCO 94	Hitachi 250-C	250	Saudi Aramco	Mid 80s/Low 100s	Saudi Arabia	May 16	Revised operating rate Apr. 15 to Jan. 16, mid 80s. Then low 100s Jan. 16 to May 16. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	High 60s/Mid 70s	Saudi Arabia	Feb. 19	Revised operating rate Apr. 15 to Jan. 16, high 60s. Then mid 70s Jan. 16 to Feb. 16. Rate increases Feb. 16 to mid 120s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	High 60s/Mid 70s	Saudi Arabia	Feb. 19	Revised operating rate Apr. 15 to Jan. 16, high 60s. Then mid 70s early Jan. 16 to late Jan. 16. Rate increases late Jan. 16 to mid 120s
ENSCO 104	KFELS MOD V-B	400	Acceptance Testing/ Contracted		UAE	Aug. 18	Contracted to NDC in UAE from Aug. 15 to Aug. 18, mid 110s
ENSCO 110	KFELS MOD V-B	400	NDC	Mid 110s	UAE	May 18

Africa
ENSCO 109	KFELS MOD V-Super B	350	Chevron	Low 170s	Angola	Jan. 18	Plus $13,000 per day for mobilization amortized through Jan. 18. Plus cost adjustments

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Asia & Pacific Rim
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	High 90s	Malaysia	Aug. 17	Plus cost adjustments and one 1-year unpriced option
ENSCO 56	F&G L-780 Mod II-C	300	-----Cold Stacking Preparations	-----	-----Malaysia	-----	-----
ENSCO 67	MLT 84-CE	400	-----Available		Malaysia
ENSCO 105	KFELS MOD V-B	400	-----Available		Singapore	-----	-----
ENSCO 106	KFELS MOD V-B	400	CPOC	Mid 150s	Malaysia	Aug. 15	Plus cost adjustments and approx. $5,000 per day for mobilization amortized through Aug. 15
ENSCO 107	KFELS MOD V-B	400	-----Available	-----	New Zealand	-----
ENSCO 108	KFELS MOD V-B	400	PTTEP	Low 160s	Thailand	Apr. 17	Plus cost adjustments and one 1-year priced option

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Under Construction
ENSCO 140	ENSCO 140 Series	340/400	Under construction		UAE	2Q16
ENSCO 141	ENSCO 140 Series	340/400	Under construction		UAE	3Q16
ENSCO 123	ENSCO 120 Series	400	Under construction		Singapore	2Q16

Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	Low 100s	U.S. Gulf of Mexico	Jan. 16	Plus one 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Mid 60s	U.S. Gulf of Mexico	Jan. 16	Plus cost adjustments
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Oct. 16	Planned inspection for approx. 14 days in 3Q15
ENSCO 89	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Nov. 15	Planned inspection for approx. 14 days in 4Q15
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Nov. 15	Planned inspection for approx. 14 days in 4Q15

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 16 July 2015
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Discontinued Operations
ENSCO 93	MLT 82 SD-C	250	-----	-----	Mexico	-----	Drilling rig management charter has ended. Completing re-inspection before delivering rig to owner

Held for Sale
ENSCO 7500	Semisubmersible DP	7500/8000	Cold Stacked		Spain
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	Cold Stacked		Spain
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Cold Stacked		Spain
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000/3000	-----Sold		-----		Sold in 2Q15 for $2 million. Book value equaled $0
ENSCO 5001	Semisubmersible - Conv Sonat	6500	Cold Stacked		Malaysia
ENSCO 90	MLT 82 SD-C	250	Cold Stacked		Gulf of Mexico
ENSCO 58	F&G L-780 Mod II	250	Cold Stacked		Bahrain

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 16 July 2015

Definitions and Disclaimers

Day Rate and Terms. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized. Significant zero rate estimates are reflected in the comments section for the remainder of 2015.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension or termination of drilling contracts as a result of mechanical difficulties, performance, customer finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons, including terminations for convenience (without cause); the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; our ability to realize the expected benefits from our redomestication and actual contract commencement dates; cybersecurity risks and threats; and the occurrence or threat of epidemic or pandemic diseases or any governmental response to such occurrence or threat. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.